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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 8-K/A

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 28, 2000

                          GREAT PLAINS SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

MINNESOTA                           000-22703                    45-0374871
(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.)

                1701 S.W. 38th Street, Fargo, North Dakota 58103

              (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (701) 281-0550

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         This amendment is being filed to restate Item 2 and to revise Item 7 in the Current Report on Form 8-K filed June 23, 2000 to include the financial statements required by paragraph (a) of Item 7 which were ommitted from the Current Report as initinally filed in accordance with paragraph
(a)(4) of Item 7.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 9, 2000, Great Plains Software, Inc. ("Great Plains") completed the acquisition of Solomon Software, Inc. ("Solomon") pursuant to an Agreement and Plan of Merger dated as of May 1, 2000, by and among Great Plains, GPS Eagle, Inc., Solomon Software, Inc., and Gary M. Harpst, Vernon
M. Strong and Jack W. Ridge, the principal shareholders of Solomon. Approximately 2,530,000 shares of Great Plains' common stock and $14.57 million in cash were issued in connection with the transaction. By the terms of the merger agreement, GPS Eagle, Inc. was merged with and into Solomon.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired

         The following consolidated financial statements of Solomon Software Inc. are hereby incorporated herein by reference to pages F-23 through F-39 of the Great Plains Registration Statement on Form S-4 filed May 17, 2000 (SEC File No. 333-37138).

Report of Independent Auditors dated May 5, 2000.

Consolidated Balance Sheets as of March 31, 2000 and 1999.

Consolidated Statements of Operations for the years ended March 31, 2000, 1999 and 1998.

Consolidated Statements of Shareholders' Equity for the years ended March 31, 2000, 1999 and 1998.

Consolidated Statements of Cash Flows for the years ended March 31, 2000, 1999 and 1998.

Notes to Consolidated Financial Statements.

         (b)      Pro Forma Financial Information

         The following are hereby incorporated by reference to pages 15 through 21 of the Great Plains Registration Statement on Form S-4 filed May 17, 2000 (SEC File No. 333-37188).

Unaudited Pro Forma Combined Condensed Balance Sheet as of February 29, 2000.

Unaudited Pro Forma Combined Condensed Income Statement for twelve months ended May 31, 1999.

Unaudited Pro Forma Combined Condensed Income Statement for nine months ended February 29, 2000.

Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

         (c)      Exhibits

2.1*     Agreement and Plan of Merger dated as of May 1, 2000, between
         Great Plains Software, Inc., GPS Eagle Inc., Solomon Software, Inc., Gary M. Harpst, Vernon M. Strong and Jack W. Ridge (incorporated herein by reference to Exhibit 2.1 to the Great Plains Registration Statement on Form S-4 filed May 17, 2000 (SEC File No. 333-37188).

23.1     Consent of Ernst & Young LLP.

* Previously Filed

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2000                   GREAT PLAINS SOFTWARE, INC.


                                       BY /s/ Tami L. Reller
                                         ---------------------------------------
                                       Name:  Tami L. Reller
                                       Chief Financial Officer

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                                INDEX TO EXHIBITS

2.1*     Agreement and Plan of Merger dated as of May 1, 2000, between
         Great Plains Software, Inc., GPS Eagle Inc., Solomon Software, Inc. Gary M. Harpst, Vernon M. Strong and Jack W. Ridge (incorporated herein by reference to Exhibit 2.1 to the Great Plains Registration Statement on Form S-4 filed May 17, 2000 (SEC File No. 333-37188).

23.1     Consent of Ernst & Young LLP.

*  Previously Filed